AMENDMENT NO. 2
TO
FIRST AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
This AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Second Amendment”) dated as of February 28, 2018, is entered into among SAExploration, Inc., a Delaware corporation (“Borrower”), the Guarantors party hereto, the Lenders party hereto, and Cantor Fitzgerald Securities, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”), and amends that certain First Amended and Restated Credit and Security Agreement dated as of September 22, 2017, as amended by that certain Amendment No. 1 to First Amended and Restated Credit and Security Agreement dated as of December 21, 2017 (as so amended, the “Agreement”), in each case entered into among the Borrower, the Guarantors, the Lenders party thereto and Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
WITNESSETH:
WHEREAS, the Borrower has requested that the Lenders party to the Agreement on the date hereof constituting all of the Lenders (such Lenders, “All Lenders”) amend the Agreement to effect the changes described below by the action of all of the Lenders; and
WHEREAS, All Lenders have agreed to amend the Agreement to effect such changes subject to the terms and conditions hereof;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
1.Amendments.
a)    The following defined terms in Schedule 1.1A to the Agreement are hereby amended and restated as follows:
“Maturity Date” means January 2, 2020.
b)    Schedule 5.1(b)(i), (ii), (iv) attached hereto amends, restates and replaces the existing Schedule 5.1(b)(i), (ii), (iv) to the Agreement.
2.    Conditions Precedent. As a condition to the effectiveness of this Second Amendment, the Agent and All Lenders shall have received, in form and substance satisfactory to the Agent and All Lenders, the following:
a)    this Second Amendment, duly executed by the Borrower, the Guarantors, All Lenders and the Agent;
b)     evidence that the execution, delivery and performance of this Second Amendment by the Borrower and the Guarantors has been duly authorized by all necessary corporate action, including without limitation the approval of the Board of Directors of the Borrower and the Guarantors;
c)    the consent of the Term Lenders, in form and substance satisfactory to All Lenders, to this Second Amendment;
d)    payment of all costs and expenses of Agent and Lenders (i) incurred by or on behalf of the Agent or Lenders (including reasonable attorneys’ fees and expenses) arising under or in connection with the preparation, execution and delivery of this Second Amendment and the other documents contemplated thereby and (ii) outstanding on the date hereof (to the extent that such costs and expenses are reimbursable and/or payable under the Agreement and/or the other Loan Documents).
For purposes of determining compliance with the conditions specified in this Section 2, each Lender shall, by delivery of its executed signature page (or executed counterpart of a signature page) be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders that are parties hereto.
3.    Borrower Acknowledgement. The Borrower and Guarantors, each, hereby acknowledges and agrees that it is unconditionally liable to the Agent and Lenders for the full and immediate payment of each of the Obligations under the Agreement and that the Borrower and Guarantors have no offsets, defenses, counterclaims or set-offs with respect to the full and immediate payment and performance of any or all Obligations and Guaranteed Obligations, as applicable, under the Loan Documents, all of which offsets, defenses, counterclaims are set-offs are hereby waived.
4.    Enforceability of Obligations; Waiver and Consents. The Borrower and each of the Guarantors agrees that the Loan Documents are in full force and effect, and enforceable against Borrower and Guarantors in accordance with their respective terms (other than as amended previously or hereby). The Borrower and each Guarantor hereby waives and affirmatively agrees not to challenge or otherwise pursue any and all defenses, affirmative defenses, counterclaims, claims, cause of actions, setoffs or other rights that it may have relating to the Obligations, Guaranteed Obligations, the Loan Documents, or the Collateral, including, but not limited to, the liens and security interests in favor of Agent and Lenders, or the conduct of Agent and Lenders in administering any such Obligations, Guaranteed Obligations or any other agreements.
5.    Release. Each Loan Party hereby absolutely and unconditionally releases and forever discharges, the Agent and each Lender (including for the avoidance of doubt, the Original Lender, whether in its capacity as Lender, Agent, ABL Agent or otherwise), and any and all participants, parent corporations, investment advisors, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which each Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or

2

thing whatsoever arising from the beginning of time to and including the date of this Amendment (including, without limitation, related to the Loan Documents, the transactions contemplated hereunder, the Original Credit Agreement, the Loan Documents (as defined in the Original Credit Agreement) or any act or omission of the Original Lender in any capacity under such Loan Documents), whether such claims, demands and causes of action are matured or unmatured or known or unknown.
6.    Confirmation of Compliance with Section 15.1 of the Agreement. The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section. The Borrower confirms that this Second Amendment is permitted under the Agreement, the Intercreditor Agreement and the Junior Documents (as defined in the Intercreditor Agreement).
7.    Representations and Warranties. Each of the Loan Parties hereby represents and warrants that the execution and delivery of this Second Amendment and, after giving effect to the amendments contained herein, the performance by each of them of their respective obligations under the Agreement, in each case, are within its powers, have been duly authorized, are not in contravention of applicable law or the terms of its operating agreement or other organizational documents and except as have been previously obtained, do not require the consent or approval of any governmental body, agency or authority, and this Second Amendment and the Agreement (as amended hereby) will constitute the valid and binding obligations of the Loan Parties, as applicable, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).
8.    Reference to and Effect on the Agreement. Each of the Loan Parties hereby reaffirms, confirms, ratifies, covenants, and agrees to be bound by each of its covenants, agreements, and obligations under the Agreement (as amended hereby), and each other Loan Document previously executed and delivered by it. Each reference in the Agreement to “this Agreement” or “the Loan Agreement” shall be deemed to refer to the Agreement after giving effect to this Second Amendment. This Second Amendment is a Loan Document.
9.    Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Second Amendment.
10.    Direction; Indemnity; Expenses. Each of the Lenders party hereto hereby (i) authorizes and directs the Agent to execute and deliver this Second Amendment, and (ii) acknowledges and agrees that the foregoing directed action constitutes a direction from the Lenders under Article 17 of the Agreement, including, without limitation, Section 17.1 and Section 17.3 of the Agreement. The Borrower, the Guarantors party hereto and the Lenders party hereto expressly agree and confirm that the Agent’s right to indemnification, as set forth in Sections 11.3 and 17.5 of the Agreement shall apply with respect to any and all losses, claims, liabilities costs and expenses that the Agent suffers, incurs or is threatened with relating to actions taken or omitted by the Agent (in accordance with the Agreement) in connection with this Second Amendment and the other documents contemplated hereby. The Borrower hereby agrees to pay on demand all costs and expenses in accordance with Section 19.9 of the Agreement, in each case, incurred in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.
11.    Governing Law. This Second Amendment shall be a contract made under and governed by the laws of the State of New York without giving effect to its principles of conflicts of laws.
12.    Guarantor Acknowledgement. Guarantors, for value received, hereby consent to the Borrower’s execution and delivery of this Second Amendment, and the performance by the Borrower of its agreements and obligations hereunder. This Second Amendment and the performance or consummation of any transaction that may be contemplated under this Second Amendment, shall not limit, restrict, extinguish or otherwise impair the Guarantors’ liabilities and obligations to Agent and Lenders under the Loan Documents (including without limitation the Guaranteed Obligations). Each of the Guarantors acknowledges and agrees that (i) the Guaranty to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.
13.    Notices. For purposes of the Agreement, in case of notices to any Lender, they shall be sent to the respective address set forth below the signature of each Lender on the signature pages hereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed and delivered under seal as of the date first above written.
BORROWER:

SAEXPLORATION, INC.

By:    /s/ Brent Whiteley
Name:    Brent Whiteley

Title:	Chief Financial Officer, General Counsel and Secretary

GUARANTORS:

SAEXPLORATION HOLDINGS, INC.

By:    /s/ Brent Whiteley
Name:    Brent Whiteley

Title:	Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SUB, INC.

By:    /s/ Brent Whiteley
Name:    Brent Whiteley

Title:	Chief Financial Officer, General Counsel and Secretary

NES, LLC

By:    /s/ Brent Whiteley
Name:    Brent Whiteley

Title:	Chief Financial Officer, General Counsel and Secretary

[Signature Page to Amendment No. 2 to First Amended and Restated Credit and Security Agreement]

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:    /s/ Brent Whiteley
Name:    Brent Whiteley

Title:	Chief Financial Officer, General Counsel and Secretary

AGENT:

CANTOR FITZGERALD SECURITIES,
as Agent

By:    /s/ James Bond
Name:    James Bond

Title:	Chief Operating Officer

LENDERS:

WHITEBOX ASYMMETRIC PARTNERS, L.P.

By:    /s/ Mark Strefling
Name:    Mark Strefling
Title:    Chief Executive Officer

Notice Address:

c/o Whitebox Advisors LLC
3033 Excelsior Boulevard, Suite 300
Minneapolis, Minnesota 55416
Attention:    Jake Mercer
Facsimile:    (612) 253-6149

[Signature Page to Amendment No. 2 to First Amended and Restated Credit and Security Agreement]

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:    /s/ Mark Strefling
Name:    Mark Strefling
Title:    Chief Executive Officer

Notice Address:

c/o Whitebox Advisors LLC
3033 Excelsior Boulevard, Suite 300
Minneapolis, Minnesota 55416
Attention:    Jake Mercer
Facsimile:    (612) 253-6149

WHITEBOX CREDIT PARTNERS, L.P.

By:    /s/ Mark Strefling
Name:    Mark Strefling
Title:    Chief Executive Officer

Notice Address:

c/o Whitebox Advisors LLC
3033 Excelsior Boulevard, Suite 300
Minneapolis, Minnesota 55416
Attention:    Jake Mercer
Facsimile:    (612) 253-6149

[Signature Page to Amendment No. 2 to First Amended and Restated Credit and Security Agreement]

1992 MSF INTERNATIONAL LTD.

By:	Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:    /s/ Jonathan Segal
Name:     Jonathan Segal
Title:    Managing Director

Notice Address:

c/o Highbridge Capital Management, LLC
40 West 57th Street 32nd Floor
New York, NY 10019
hcmbankdebt@hcmny.com
HS_HighbridgeBankDebt@hedgeserv.com
Facsimile:    (646) 495-4382
(646) 438-6510

1992 TACTICAL CREDIT MASTER FUND, L.P.

By:	Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:    /s/ Jonathan Segal
Name:     Jonathan Segal
Title:    Managing Director

Notice Address:

c/o Highbridge Capital Management, LLC
40 West 57th Street 32nd Floor
New York, NY 10019
hcmbankdebt@hcmny.com
HS_HighbridgeBankDebt@hedgeserv.com
Facsimile:    (646) 495-4382
(646) 438-6510

[Signature Page to Amendment No. 2 to First Amended and Restated Credit and Security Agreement]

JEFF HASTINGS

By:    /s/ Jeff Hastings
Name:    Jeff Hastings

Notice Address:

SAExploration Holdings, Inc.
1160 Dairy Ashford Rd, Suite 160
Houston, Texas 77079
E-mail:    jhastings@saexploration.com
Facsimile:    (281) 258-4418

[Signature Page to Amendment No. 2 to First Amended and Restated Credit and Security Agreement]

JOHN PECORA

By:    /s/ John Pecora
Name:    John Pecora

Notice Address:

130 Montadale Dr.
Princeton, New Jersey 08540
Attention:    pecora5@aol.com
Facsimile:

[Signature Page to Amendment No. 2 to First Amended and Restated Credit and Security Agreement]

[Signature Page to Amendment No. 2 to First Amended and Restated Credit and Security Agreement]

Schedule 5.1(b)(i), (ii), (iv)
Capitalization of Loan Parties
and Subsidiaries
Organization Chart

Loan Party	Certificate No(s).		Holder	Type of Rights/Stock (common/preferred/option/class)	Number of Shares (after exercise of all rights to acquire shares)			Percent Interest (on a fully diluted basis)
SAExploration Holdings, Inc.						Common Stock: 55,000,000 shares authorized; 10,415,442 shares outstanding
		—	Public Stockholders, Preferred Stockholders and Warrant Holders	Common Stock, Warrants to Purchase Common Stock, Preferred Stock		Series A, Series B and Series C Warrants to purchase 154,376, 154,376 and 8,286,061 shares of common stock outstanding, respectively		—

						Preferred Stock: 1,000,000 shares authorized; 886,864 issued; 31,669 Series A Preferred shares and 855,195 Series B Preferred Shares outstanding
SAExploration Sub, Inc.	2*		SAExploration Holdings, Inc.	Common Shares		100 shares		100%
SAExploration, Inc.	(a)	18*	SAExploration Holdings, Inc.	Common Shares	(a)	948,750 common shares	(a)	100%
	(b)	A-4*		Series A preferred shares	(b)	5,000,000 Series A preferred shares	(b)	100%
SAExploration Seismic Services (US), LLC		1*	SAExploration Holdings, Inc.	Membership Interest		100% Membership Interest		100%
NES, LLC		1*	SAExploration Holdings, Inc.	Membership Interest		100% Membership Interest		100%
SAExploration México S. de R.L. de C.V.			SAExploration Holdings, Inc. – 99%					SAExploration Holdings, Inc. – 99%
	N/A		SAExploration Seismic Services (US), LLC – 1%	Membership Interest		100% Membership Interest		SAExploration Seismic Services (US), LLC – 1%
SAExploration (Australia) Pty. Ltd.	N/A		SAExploration Inc.	Shares		100 shares		100%
SAExploration (Malaysia) Sdn. Bhd.	(a)	3	.		(a)	2 Shares	(a)	0.0004
	(b)	004*	SAExploration Inc	Shares	(b)	325,00 Shares	(b)	65%
	(c)	5			(c)	174,998 Shares	(c)	34.9996%
Southeast Asian Exploration Pte. Ltd.	(a)	3	SAExploration Inc.	Shares	(a)	35 Shares	(a)	35%
	(b)	4*			(b)	65 Shares	(b)	65%
Calgary Finance Company Ltd.	(a)	A-1*	SAExploration Inc.	Shares	(a)	650 Shares	(a)	65%
	(b)	A-2			(b)	350 Shares	(b)	35%

Schedule 5.1(b)(i),(ii),(iv)    2

Loan Party	Certificate No(s).		Holder	Type of Rights/Stock (common/preferred/option/class)	Number of Shares (after exercise of all rights to acquire shares)			Percent Interest (on a fully diluted basis)
1623739 Alberta Ltd.	(a)	A-1	SAExploration Holdings, Inc.	Shares	(a)	350 Shares	(a)	65%
	(b)	A-2*			(b)	650 Shares	(b)	35%
SAExploration (Brasil) Serviços Sísmicos Ltda.	N/A		SAExploration, Inc. – 99.9%					SAExploration, Inc. – 99.9%
			SAExploration Seismic Services (US), LLC – .1%	Membership Interest		100% Membership Interest		SAExploration Seismic Services (US), LLC – .1%
Kuukpik/SAExploration LLC	N/A		SAExploration Holdings, Inc.	Membership Interest		49% Membership Interest		49%
SAExploration Global Holdings (UK) Ltd.	(a)	1			(a)	Cancelled
	(b)	2*			(b)	650 Shares		Certificates 3 and 5 represent 35% of shares issued and outstanding.
	(c)	3	SAExploration Holdings, Inc.	Ordinary Shares	(c)	350 Shares
	(d)	4*			(d)	3,117,446 Shares		Certificates 2* and 4* represent 65% of shares issued and outstanding.
	(e)	5			(e)	1,678,624 Shares

* Pledged Certificated Stock certificate delivered to Agent.

Schedule 5.1(b)(i),(ii),(iv)    2